THE CENTENNIAL VARIABLE ANNUITY

AN INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACT
issued by
ReliaStar Life Insurance Company of New York
and its
ReliaStar Life Insurance Company of New York Variable Annuity Funds M P & Q

Supplement Dated October 15, 2008, to the Prospectus Dated April 30, 1996, as Supplemented

IMPORTANT INFORMATION REGARDING THE ING VP MONEY MARKET PORTFOLIO

The information in this supplement updates and amends certain information contained in the prospectus supplement dated February 21, 2008. Please read this supplement carefully and keep it with your prospectus for future reference.

Information about the investment adviser/subadviser and investment objective for the ING VP Money Market Portfolio is hereby deleted in its entirety and replaced with the following:

Investment Adviser/
Fund Name	Subadviser	Investment Objective

ING VP Money Market Portfolio	Investment Adviser:	Seeks to provide high current return,
	ING Investments, LLC	consistent with preservation of capital
and liquidity, through investment in
	Subadviser:	high-quality money market
	ING Investment Management Co.	instruments while maintaining a
stable share price of $1.00.

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